UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2015

COWEN GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 Lexington Avenue

New York, NY 10022

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2015, Cowen Group, Inc. (the “Company”) entered into amendments (the “Amendments”) to the Employment Agreements, dated as of August 2, 2012, with each of Messrs. Lasota, Holmes and Littman, the Chief Financial Officer, Chief Operating Officer and General Counsel of the Company, respectively.  The purpose of the Amendments was to eliminate Messrs. Lasota’s, Holmes’s and Littman’s guaranteed minimum bonus provided for in their respective employment agreements.  The Amendments are filed as Exhibits 10.1, 10.2 and 10.3 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit 10.1	Amendment to the Employment Agreement between the Company and Stephen Lasota dated April 24, 2015

Exhibit 10.2	Amendment to the Employment Agreement between the Company and John Holmes dated April 24, 2015

Exhibit 10.3	Amendment to the Employment Agreement between the Company and Owen Littman dated April 24, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN GROUP, INC.

Dated: April 27, 2015	By:	/s/ Owen S. Littman
	Name:	Owen S. Littman
	Title:	General Counsel